SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 10, 2004

CUTTER & BUCK INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS

On July 12, 2004, Cutter & Buck Inc. issued a press release, attached as Exhibit 99.1 to this filing on Form 8-K, announcing the details of Frances M. Conley’s transition from CEO, Chairman and Board member of the Company. Also attached as Exhibit 99.2 to this filing is the Transition Agreement between the Registrant and Frances M. Conley dated July 10, 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

99.1                           Press Release dated July 12, 2004, furnished pursuant to Item 5 of this Form 8-K.

99.2                           Transition Agreement dated July 10, 2004, furnished pursuant to Item 5 of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

	By:	/s/ ERNEST R. JOHNSON
Ernest R. Johnson
Chief Financial Officer

Dated: July 13, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated July 12, 2004.

99.2	Transition Agreement dated July 10, 2004.